Fees Summary	Jul. 31, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 27,307,109.38
Previously Paid Amount	0.00
Total Fee Amount	2,375.73
Total Offset Amount	2,375.73
Net Fee	$ 0.00